SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                   Current Report under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 23, 2000

                         Commission File Number: 0-25386


                                 FX ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                  87-0504461
     ----------------------------------             --------------------
      (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                Identification No.)


               3006 Highland Drive
                  Suite 206
            Salt Lake City, Utah                            84106
   ----------------------------------------         --------------------
   (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555
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                                       N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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                              ITEM 5. OTHER EVENTS
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On October 23, 2000,  FX Energy,  Inc.  announced  that  drilling of the Tuchola
108-2 well has commenced. The well is operated by Apache Corporation and is planned to test both Permian and Devonian horizons on the 2.2 million acre Pomeranian concession in northwestern Poland. FX Energy and Apache each own a 42.5% interest in the well and the Polish Oil and Gas Company ("POGC") owns 15%. FX Energy's cost of drilling the well is carried by Apache.

The next well to be drilled under the FX Energy/Apache Exploration Program is the Annopol 254-1 well in the Warsaw West concession. The well is scheduled to begin drilling late in the fourth quarter.

FX Energy also reported the status of operations in the 300,000 acre Fences project area in western Poland, where FX Energy is exploring and developing two separate Permian age trends in partnership with POGC.

Mieszkow Well

The Mieszkow well is currently logging. After logging is completed, intermediate casing will be run to a depth of 2,400 meters and drilling will then continue to a projected total depth of 3,000 meters. The well is being drilled on a 3-D seismic-defined structure located in the Permian age Rotliegendes trend.

Pipeline Connection Kleka 11

Right-of-way work on the pipeline to connect the Kleka 11 well into the POGC gas grid is underway. FX Energy and POGC plan to build the pipeline and connect to facilities at the nearby Radlin field that is owned and operated by POGC.

Donatowo 3-D Acquisition

The 100 square kilometer 3-D seismic acquisition over the 2-D defined Donatowo reef prospect has been completed. The prospect is located within the Permian age reef trend that extends for approximately 45 kilometers along the southern portion of the Fences. Seismic will be processed and interpreted in order to select the initial drillsite in the Donatowo prospect area.

Zaniemysl 3-D Acquisition

Acquisition of 3-D seismic over several 2-D seismic-defined leads in the Zaniemysl area located in the Rotliegendes trend southeast of the POGC owned Kaleje field has been completed. The seismic will be processed and interpreted in order to select the first Zaniemysl drilling location.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1999 annual report on Form 10-K and other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  October 25, 2000                     FX ENERGY, INC.



                                             By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice-President

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